November 1, 2016

Summary
Prospectus

Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund

Class A	CCNAX
Class C	CCNCX
Class I	CCNIX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CEMPFundLiterature.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

CEMPFunds.com
800-539-FUND
(800-539-3863)

CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund Summary

Investment Objective

The Fund seeks to provide investment results that track the performance of the CEMP Commodity Long/Cash Volatility Wtd Index before fees and expenses.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 15 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 33 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.13%	2.05%	0.92%
Total Annual Fund Operating Expenses	2.18%	3.85%	1.72%
Fee Waivers and Expense Reimbursement[3]	(1.08)%	(2.00)%	(0.87)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	1.10%	1.85%	0.85%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page of the Prospectus.

2  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual Fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as dividend and interest expenses on short sales, interest, taxes and brokerage commissions) do not exceed 1.10%, 1.85%, and 0.85% of the Fund's Class A, Class C and Class I shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$681	$1,120	$1,584	$2,864
Class C (if you sell your shares at the end of the period.)	$288	$991	$1,813	$3,952
Class I	$87	$457	$852	$1,958

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$188	$991	$1,813	$3,952

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal market conditions, in the long only commodities futures contracts included in the CEMP Commodity Long/Cash Volatility Weighted Index ("Index"), an unmanaged, volatility weighted index created by the Adviser.

In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the commodities market during periods of significant market decline and reinvests when market prices have further declined or rebounded. The term "Enhanced" in the Fund's name refers to the feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through this defensive positioning, as described below.

The Index generally consists of long only futures contracts related to twenty of the most liquid commodities (such as oil, corn, or gold) by trading volume. The Index weights such commodity futures based on the volatility of each commodity. The Index's commodity futures component is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular commodity sector to 25%.

The Fund intends to primarily gain exposure to commodities by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary will invest primarily in futures contracts included in the Index in the same relative weights as the Index. When viewed on a consolidated basis, the Subsidiary will be subject to the same investment restrictions as the Fund.

The Fund concentrates investments in the commodities industries because, under normal circumstances, it invests at least 25% of its assets in the commodities industries. The Fund defines commodities industries as all commodity-related futures contracts. For purposes of measuring its commodities industries investments, the Fund includes futures contracts at their notional value.

The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the commodities market. Market decline is measured by reference to the CEMP Commodity Volatility Weighted Index ("Reference Index"), an unmanaged, volatility weighted index created by the Adviser, which is composed of the same commodities as in the Index but without any allocation to cash.

During any periods of significant market decline, defined as a decline of 10% or more from the Reference Index's all-time daily high closing value compared to its most recent month-end closing value, the Index's exposure to the commodities market may be as low as 25% depending on the magnitude and duration of such decline.

If the value of the Reference Index declines 10% or more, the Index will liquidate 75% of the commodities included in the Index and invest the cash in 30-day Treasury bills. The Fund will invest the portion of its portfolio corresponding to the uninvested portion of the Index in Treasury bills with a duration of generally 90 days or less or in investment companies, such as money market funds.

The Index will reinvest in commodities as follows:

  The Index will return to being 100% invested in commodities if the month-end closing value of the commodities in the Reference Index returns to a level that is less than a 10% decline from its all-time daily high closing value.
  If the Reference Index declines by 20% (or more) from its all-time daily high closing value, 25% of the Index will be reinvested back into the commodities of the Reference Index at their current securities weightings.
  If the Reference Index declines by 30% (or more) from its all-time daily high closing value, another 25% of the Index will be reinvested back into the commodities of the Reference Index at their current securities weightings.
  If the Reference Index declines by 40% (or more) from its all-time daily high closing value, the remaining 25% of the Index will be reinvested back into the commodities of the Reference Index at their current securities weighting and the Index will then be 100% invested in commodities.

The Index will make any prescribed liquidation or reinvestment in commodities in accordance with the mathematical formula only at month end. In the event that it does, the Fund will generally experience higher portfolio turnover and incur additional transaction costs.

During any periods of significant market decline, when the Index's exposure to the market is less than 100%, the uninvested portion of the Index will be invested in 30-day Treasury bills. The Fund will invest the portion of its portfolio corresponding to the uninvested portion of the Index in Treasury bills with a duration of generally 90 days or less or in investment companies, such as money market funds.

The balance of the Fund's portfolio which is not invested in the Subsidiary or directly in commodity-related futures contracts, serves as margin or collateral for the Fund's derivative positions. The Fund will invest these amounts primarily in fixed income securities, including treasury bills and notes, and in investment companies such as money market funds. The Fund expects the dollar-weighted average fixed income maturity to be 36 months or less and the credit quality of such securities to be primarily investment grade (defined as having a rating of BBB and above).

The Fund may employ a "sampling" process to invest in a representative sample of commodities included in the Index. The Fund's portfolio managers select these investments using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index. The Fund may gain exposure to a commodity that is scheduled to be included in the Index prior to the effective inclusion date.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors, unfavorable changes in government regulation such as tariffs, embargoes and burdensome production rules and restrictions. The Fund is also subject to commodity concentration risk because it normally invests over 25% of its assets in the commodities industries.
  Fixed Income Risk. The value of the Fund's direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.
  Futures Contracts Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.
  Index/Defensive Positioning Risk. Because the Index's allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index's prescribed liquidation and reinvestment strategy, if employed, will be successful.
  Investment Company Risk. Other investment companies in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. An investment company may not achieve its investment objective.
  Leverage Risk. Using futures contracts to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
  Market Risk. The value of the Fund's holdings may decline in response to developments affecting individual industries and/or general economic conditions. Price changes may be temporary or last for extended periods.
  Portfolio Turnover Risk. To the extent that the Fund buys or sells positions to its respective Index's prescribed liquidation or reinvestment in commodities, it will generally experience higher portfolio turnover. These additional purchases and sales of positions will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Sampling Risk. The Fund's potential use of a representative sampling approach, if used, could result in its holding a smaller number of commodities than are in the Index. As a result, an adverse development with an issuer of commodities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities of the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
  Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.
  Tracking Risks. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest	4.24% (quarter ended March 31, 2014)
Lowest	-8.87% (quarter ended September 30, 2015)

  The year-to-date total return of the Fund's Class A shares as of September 30, 2016 was 6.40%.

Average Annual Total Returns (For the periods ended 12/31/15)	1 Year	Since Inception (11/19/2012)
Class A returns before taxes	-17.76%	-10.29%
Class A returns after taxes on distributions	-17.76%	-10.40%
Class A returns after taxes on distributions and sale of fund shares	-10.05%	-7.66%
Class C returns before taxes	-14.25%	-9.26%
Class I returns before taxes	-12.51%	-8.28%
Bloomberg Commodity Index reflects no deduction for fees, expenses or taxes	-17.01%	-13.72%
CEMP Commodity Long/Cash Volatility Weighted Index reflects no deduction for fees, expenses or taxes	-11.61%	-6.70%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's CEMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is the Chief Investment Officer of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

David Hallum is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Dan Banaszak is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Alex Pazdan is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Rob Bateman is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

CEMP-CEVWIS-SUMPRO (11/16)